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                                                              Exhibit 10.19

                                   AMENDMENT TO

                                EMPLOYMENT AGREEMENT



EFFECTIVE MAY 15, 1996


The salary pursuant to Gary Nelson's current employee agreement is reduced by 30%. This reduction will be reinstated upon the earlier of the company completing one quarter of profitability or a significant improvement to the company's working capital condition as approved by the compensation committee.

Agreed to by:



- ---------------------------------------      ------------------------
Steven Orlando, Chief Financial Officer              Dated


- ---------------------------------------      ------------------------
Gary Nelson                                          Dated